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                                                                   Exhibit 10.6



                        INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement ("Agreement") is entered into as of June 9, 1999 ("Effective Date") between QUALCOMM International Wireless Technology Incorporated ("QIWTI"), a Delaware corporation, with its principle office located at 6455 Lusk Boulevard, San Diego, California 92121-2779, and Space Systems International Corporation, ("Independent Contractor"), a Delaware corporation, with its principle office located at 11440 W. Bernardo Court, Suite 300, San Diego, California 92127-9788 with regard to the following facts:

A. WHEREAS, QUALCOMM and the Globalstar Limited Partnership, a Delaware limited partnership ("Globalstar") have entered into an agreement to develop and deploy the ground segment for a worldwide satellite-based wireless telecommunications services system ("Globalstar System"), and pursuant to such agreement, QUALCOMM has agreed to develop and construct the Gateways which will link the Globalstar System to the telecommunication systems of various Service Providers located around the world ("Gateway Sites"), and to procure and integrate into the Globalstar System, the RF subsystem equipment and services and the GSM MSC equipment and services.

B. WHEREAS, QUALCOMM has assigned certain services to QUALCOMM International Wireless Technology, Incorporated ("QIWTI"). WHEREAS QIWTI reserves the right to further assign this Subcontract to a QIWTI affiliate upon written notice to Subcontractor;

C. WHEREAS QIWTI desires to retain Independent Contractor to perform Logistics Management Services in Russia ("Services") as described in Exhibit A;

D. WHEREAS Independent Contractor desires to perform such Services for QIWTI; and

E. WHEREAS QIWTI has relied, and is relying, upon Independent Contractor's stated expertise and experience in performing the Services as described in Exhibit A.

In consideration of the promises and mutual covenants hereinafter set forth, QIWTI and Independent Contractor hereby agree as follows:

1.       Services

         Independent Contractor shall perform Services described in Exhibit A. The Services shall be performed with promptness and diligence in a thorough, workmanlike manner to the satisfaction of QIWTI.



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2.       Compensation.

         a. Payment. QIWTI shall compensate Independent Contractor for the Services satisfactorily performed by Independent Contractor and accepted by QIWTI in accordance with Exhibit B; provided, however, that QIWTI total payments to Independent Contractor under this Agreement shall not exceed THIRTY SEVEN THOUSAND FOUR HUNDRED FORTY AND NO/100 DOLLARS ($37,440.00) unless QIWTI so agrees in writing. Independent Contractor must advise QIWTI's Subcontracts Manager in writing upon reaching seventy-five percent (75%) expenditure. Should Independent Contractor exceed the not-to-exceed value of this Agreement without QIWTI's prior written authorization, all such exceeded costs will be borne at Independent Contractor's sole expense.

         b. Invoices. Independent Contractor shall submit invoices to QIWTI on the 1st and the 15th of each month, and such invoices will be paid by QIWTI within 30 days of receipt of invoice. Invoices shall clearly state the number of hours worked by Independent Contractor and work performed for that period. Independent Contractor shall provide invoice back-up as reasonably requested by QIWTI to justify costs invoiced.

3.       Confidentiality.

         a. Use of Confidential Information Received. QIWTI may from time to time communicate to Independent Contractor, or Independent Contractor may otherwise gain access to, certain confidential business and/or technical information with respect to QIWTI's operations, business plans and/or intellectual property or QIWTI's customer's information (the "Information"). Independent Contractor shall treat all Information as confidential, whether or not so identified, and shall not disclose, or permit the disclosure of, any Information without the prior written consent of QIWTI. Independent Contractor shall limit the use and disclosure of the Information within its organization to the extent necessary to perform the Services and by agreement, instruction or otherwise, Independent Contractor shall ensure that any of its employees or others to whom it gives access to the Information under the terms of this Agreement shall strictly comply with the obligations of confidentiality set forth in this Paragraph 3. The foregoing obligations of this Paragraph 3 shall not apply to any Information which has been or is through no fault of Independent Contractor hereafter disclosed in publicly available sources of information. The terms of this Agreement are in addition to the terms of any nondisclosure agreement currently in effect between QIWTI and Independent Contractor, and in the event of any inconsistency



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                  between the terms of such agreements, those terms which are most protective of the Information shall prevail.

         b. Confidentiality of Work Product. Independent Contractor shall not disclose to any party, including but not limited to any subcontractor, without the prior written consent of QIWTI any of (i) Independent Contractor's works of authorship, discoveries, inventions and innovations resulting from the Services, (ii) any proposals, research, records, reports, recommendations, manuals, findings, evaluations, forms, reviews, information, data, computer programs and software originated or prepared by Independent Contractor for or in the performance of the Services (the items listed in clauses
                  (i) and (ii) above being hereinafter referred to collectively and severally as "Work Product") or (iii) the existence or the subject matter of this Agreement.

4.        Proprietary Rights.

         a. Rights to Information. Independent Contractor acknowledges and agrees that all Information shall remain the property of QIWTI or QIWTI's customer as applicable, and no license, express or implied, to use any of QIWTI's intellectual property is granted under this Agreement, except as specifically required to perform the Services.

         b. Works Made for Hire. Independent Contractor and QIWTI agree that any Work Product which is a work of authorship, including but not limited to any computer program or software, is a "work made for hire" within the meaning of 17 United States Code Section 101 in that it is a work that has been specially ordered or commissioned by QIWTI for use as a contribution to a collective work, as part of an audiovisual work, as a translation, as a supplementary work, as a compilation and/or as an instructional text.

         c. Assignment of Work Product. All Work Product shall be promptly communicated to QIWTI. As additional consideration for the compensation to be paid to Independent Contractor under this Agreement, Independent Contractor hereby assigns to QIWTI all of Independent Contractor's rights, title and interest in and to all Work Product, and to any and all intellectual property rights, including but not limited to, patents, copyrights or trademarks which have been or may be obtained with respect to such Work Product, effective immediately upon origination, creation, preparation or discovery thereof and regardless of the medium of expression thereof. Independent Contractor shall communicate to QIWTI or its representatives all facts known to it respecting such Work Product. Further, whenever requested, Independent Contractor immediately shall execute a confirmatory assignment of any particular items(s) of Work Product in a form satisfactory to QIWTI, shall testify in all legal proceedings, sign all lawful papers and otherwise perform all acts necessary or appropriate to enable QIWTI and its successors and assigns to obtain and enforce



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                  all available legal protections for all such Work Product in all countries, for which QIWTI will reimburse Independent Contractor's reasonable out-of pocket expenses. All Work Product shall become the exclusive property of QIWTI, and Independent Contractor shall be deemed to have assigned and relinquished all rights, title and interest in and to such Work Product by virtue of this Section 4(c).

         d. Representations, and Warranties Regarding Intellectual Property Rights. Independent Contractor represents and warrants that performance and provision of the Services and/or furnishing of Work Product will not violate the intellectual property rights of any third party, that Independent Contractor has not transferred or assigned to any third party any intellectual property rights in the Services or Work Product, and that Independent Contractor has the unencumbered right to perform the Services and to assign Work Product to QIWTI.

5.       Communications.

         This Agreement and all documents or correspondence exchanged between the Parties hereunder shall be in the English language. All contractual and technical matters concerning this Agreement shall only be directed to QIWTI. Independent Contractor shall not contact representatives of Globalstar, any Service Provider or other third party either directly or indirectly, without prior written authorization from QIWTI's Program Manager.

6.       Term and Termination.

         a. TERM. The Term of this Agreement shall begin as of the Effective Date and shall remain effect for one (1) year from Effective Date. All Services rendered during the Term shall be subject to the terms and conditions of this Agreement.

         b. TERMINATION FOR CONVENIENCE. QIWTI may terminate this Agreement for any reason and at any time, effective upon delivery of five (5) business days prior written notice thereof ("Termination Notice") to Independent Contractor. Upon any such termination, Independent Contractor's sole and exclusive remedy shall be payment by QIWTI to Independent Contractor for Services accepted by QIWTI to the termination date based on Independent Contractor's pricing in Exhibit A.

         c. TERMINATION FOR DEFAULT. QIWTI may terminate this Agreement upon five (5) business days prior written notice to Independent Contractor, if Independent Contractor fails to make adequate progress to timely complete the Services. Independent Contractor or QIWTI may terminate this Agreement upon thirty (30) business days written notice to the other party if



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                  (a) the other party files or has filed against it any
                  proceeding in bankruptcy or insolvency; or, (b) makes a general assignment for the benefit of creditors; or, (c) any other material breach of this Agreement.

                  Independent Contractor shall be entitled to payment for work accepted by QIWTI and not considered related to the termination or basis of the default. Notwithstanding, in the event of any such termination, in whole or in part, QIWTI may choose to complete the Services, or retain the services of a Third Party to complete the Services, and Independent Contractor shall be liable to QIWTI for all reasonable additional costs incurred by QIWTI arising from, or related to the completion of those unsatisfactory Services. QIWTI will reconcile amounts due to each Party, as applicable, and all such amounts to be paid in full by the appropriate Party within thirty (30) days of receipt of said reconciliation and an invoice.

         d. RIGHTS UPON TERMINATION. Any and all Services to be performed pursuant to this Agreement shall cease immediately upon any termination of this Agreement in accordance with this Agreement. Independent Contractor shall mitigate its damages upon receipt of any Termination Notice. In addition, upon termination or expiration of the Agreement, Independent Contractor shall return to QIWTI, or destroy and provide written certification of its destruction to QIWTI, all proprietary and confidential Information.

7. Written Assurance. Independent Contractor hereby expressly acknowledges that any products and/or technical data received from QIWTI, or any products directly derived from any such technical data, may be subject to U.S. export and re-export controls, and Independent Contractor hereby gives its assurance to QIWTI that it will not knowingly, unless prior written authorization is obtained from QIWTI and the U.S. Commerce Department, export, re-export or otherwise disclose, directly or indirectly, any such product or technical data to any of the following countries (as such list of countries may be amended from time to time by the U.S. Department of Commerce and/or the U.S. Treasury Department):

                  Albania                       Libya
                  Armenia                       Lithuania
                  Azerbaijan                    Moldova
                  Belarus                       Mongolia
                  Bulgaria                      North Korea
                  Cambodia                      People's Republic of China
                  Cuba                          Romania
                  Estonia                       Russia
                  Georgia                       Sudan



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                   Iran                          Syria
                   Iraq                          Tajikistan
                   Kazakhstan                    Turkmenistan
                   Kyrgystan                     Ukraine
                   Laos                          Uzbekistan
                   Latvia                        Vietnam

8.       Independent Contractor.

         The parties expressly intend and agree that Independent Contractor is acting as an Independent Contractor and not as an agent or employee of QIWTI. Independent Contractor retains sole and absolute discretion, control and judgment regarding the manner and means of performing the Services, except as to the policies and procedures set forth herein. Independent Contractor understands and agrees that it shall not be entitled to any of the rights and privileges established for QUALCOMM's QIWTI's employees, including but not limited to retirement benefits; medical, life insurance or disability coverage; severance pay; and paid vacation or sick pay. Independent Contractor understands and agrees that QIWTI will not pay or withhold from the compensation paid to Independent Contractor any sums customarily paid or withheld for or on behalf of employees for income tax, unemployment insurance, social security, workers compensation or any other withholding tax, insurance or payment, and all such payments as may be required by law are the sole responsibility of Independent Contractor. Specifically Independent Contractor is required to declare revenue received and pay taxes required under law. Independent Contractor agrees to hold QUALCOMM, QIWTI and its affiliates, customers, officers, directors, employees, agents, representatives, successors and assigns, harmless against and indemnify QIWTI for any of such payments of liabilities for which Company may become liable with respect to such matters. This Agreement shall not be construed as a partnership agreement. QIWTI shall have no responsibility for any of Independent Contractor's debts, liabilities or other obligations or for the intentional, reckless or negligent acts or omissions of Independent Contractor or Independent Contractor's employees or agents.

9.       Intellectual Property Indemnification.

         Independent Contractor, at its sole expense, shall indemnify, defend and hold QUALCOMM, QIWTI and its affiliates, customers, officers, directors, employees, agents, representatives, successors and assigns, harmless against any and all claims or actions brought against any of them to the extent such claim or action is based on a claim that any of the Services or any Work Product infringes a patent, copyright, trademark, service mark, trade secret, trade name or other legally protected proprietary right of any party. Independent Contractor shall pay all



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         costs, fees (including reasonable attorneys' fees) and damages which may be incurred by QUALCOMM, QIWTI and its affiliates, customers, officers, directors, employees, agents, representatives, successors, and assigns in connection with any such claim or action, including but not limited to the settlement thereof.

10.      Warranty.

         Independent Contractor warrants to QIWTI that the Services delivered hereunder will be as specified and will be performed by qualified personnel in a professional and workmanlike manner. Independent Contractor further warrants that any such services provided by Independent Contractor shall be free from defects in material and workmanship and in accordance with the current industry standards of care and diligence normally practiced by recognized firms in performing services of a similar nature. If, during the one (1) year period following the completion of the Services it is shown that there is an error or defect in the Services, and QIWTI has notified Independent Contractor in writing of any such error or defect within that one (1) year period, Independent Contractor shall promptly perform such corrective services, at the sole expense of Independent Contractor, within the original scope of Services as may be necessary to remedy such error.

11.      Indemnity.

         Independent Contractor shall indemnify, defend and hold harmless QUALCOMM, QIWTI and its affiliates, customers, officers, directors, employees, agents, representatives, successors, and assigns from and against any and all claims, costs, liabilities, losses, damages, and expenses (including reasonable attorney's fees) and causes of action for injury or death to any person, or for damage to, or destruction of, property (individually and collectively "Liabilities"), arising out of or in connection with (i) any breach of any warranty, representation, covenant, or obligation contained in this Agreement,
         (ii) any action or conduct by Independent Contractor against or with respect to Independent Contractor personnel, or (iii) any claim against QIWTI by or on behalf of any Independent Contractor personnel. Such claims shall include, but are not limited to charges of discrimination, actions and lawsuits alleging failure to comply with applicable local labor and wage laws, wrongful termination, discrimination, denial of due process, or other labor-related causes of action resulting from Independent Contractor personnel's discipline, termination or conduct. Independent Contractor shall afford QIWTI the right to approve any and all legal counsel used in the defense of, and to approve the settlement of any such Liabilities, which approval shall not be unreasonably withheld.

         Independent Contractor shall indemnify and hold QIWTI harmless from all costs, fees, damages and expenses resulting from any charge or encumbrance in



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         the nature of a laborer's, mechanic's or material man's lien asserted by any Independent Contractor's employees or subcontractors in connection with the performance of the Services.

         Except to the extent that such damages arise out of breach of the provisions of the Confidentiality section hereof, neither Party shall be liable to the other Party or to any other company or entity for any incidental, consequential, special, exemplary or any other indirect loss or damage, including but not limited to lost profits arising out of this Agreement, whether in an action for or arising out of breach of contract, tort, or other cause of action.

         Except for any liability of Independent Contractor arising under Sections 4, 9 and 12 of this Agreement, in no event will either Party be liable to the other for any special, incidental, indirect or consequential damages (including without limitation lost profits or revenues) arising out of this Agreement regardless of whether such liability arises in contract, tort, strict liability tort, even if such party was or should have been aware or advised of the possibility thereof. Notwithstanding any other provisions of this Agreement, each Party's liability for any damages to the other under this Agreement is not to exceed the total price paid to Independent Contractor under this Agreement.

12.      Insurance.

         Independent Contractor shall maintain at its sole expense insurance coverage in accordance with the type of coverage and the limits set forth in "Exhibit C" at all times during the term of this Agreement. Independent Contractor shall provide certificate(s) of insurance(s) (the "Insurance Certificates"), which evidence such insurance coverage, to QIWTI prior to the commencement of any Services and as requested from time to time by QIWTI. Such insurance coverage shall be provided by an "A" rated insurer.

13.      Compliance with Laws.

         Independent Contractor covenants, represents and warrants to QIWTI that, at all times during the term of this Agreement, Independent Contractor will comply and will not violate any U.S. laws, in connection with the Services it has agreed upon to perform under this Agreement. At QIWTI's request from time to time, in writing, Independent Contractor will represent and warrant to QIWTI in writing that it has not, in connection with the Services being provided hereunder, including those Services which may be provided to other companies cooperating with QIWTI and/or its affiliates, violated any U.S. laws.

14.      Notices.



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         All notices and billings shall be in writing and sent by registered or certified mail, postage prepaid, or via facsimile with confirmation to the following addresses:

         To QIWTI:                       To Independent Contractor:

         QIWTI Incorporated              Space Systems International Corporation
         5775 Morehouse Dr.              11440 W. Bernardo Court, Suite 300
         San Diego, CA 92121             San Diego, CA  92127-9788
         ATTN. Stephanie Bates                 Ed Daley
         Fax Number. (619) 658-1560      Fax Number: (760) 634-2483

         with a copy to.
         Legal Department

         Invoices shall be sent to:

         QIWTI Incorporated
         5775 Morehouse Dr.
         San Diego, CA 92121
         ATTN: Stephanie Bates
               Subcontracts Manager

15.      Publicity.

         Independent Contractor shall not nor authorize others to issue any news release, advertisement, publicity, or promotional material regarding this Agreement or Independent Contractor's relationship with QIWTI without QIWTI's prior review and written consent.

16.      Dispute Resolution.

         In the event of a dispute arising between the Parties with respect to performance of obligations or interpretation of this Agreement, the Parties shall first attempt to resolve any dispute by good faith negotiation, including escalation to senior management of the Parties. Thereafter, Section 18.c shall be observed.

17.      Force Majeure.

         Neither Party shall be liable under this Agreement if and so far and so long as either or both of them are prevented from carrying out the same by Force Majeure, that is to say acts of God, acts of war, warlike operations, civil commotion, strikes or any industrial action whatsoever, fire, tempest or any other cause or happening beyond its control. Should a delay occur, the Party



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         claiming Force Majeure shall notify the other Party in writing, specifying the nature and anticipated duration of the delay. Should any Force Majeure event last more than sixty (60) consecutive days, or such longer period as the Parties may mutually agree upon, the non-delaying Party shall have the right to terminate this Agreement in accordance with Section 5, by written notice without penalty to the other party.

18.      General Provisions.

         a. Survivability. The terms and conditions of this Agreement that by their sense and context are intended to survive after performance of the Services hereunder shall survive the termination or expiration of this Agreement, including but not limited to Sections 3, 4, 6, 9, 10, 11, and 18 a, f and h.

         b. Assignment. Independent Contractor shall not assign any of its rights or obligations under this Agreement and shall not subcontract any of the Services to be performed hereunder without the prior written consent of QIWTI. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

         c. Applicable Law. This Agreement shall be governed by the laws of the State of California, without regard to conflicts of laws principles, and any action arising under or relating to this Agreement or the rights and obligations of the parties hereunder shall be maintained only in the courts of San Diego County, California.

         d. Entire Agreement Modification. This Agreement, together with the exhibits attached hereto, which are incorporated herein by this reference, constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both Parties.

         e. Severability; Non-Waiver. In the event that any of the terms, conditions or provisions of this Agreement are held to be illegal, unenforceable or invalid by any court of competent jurisdiction, the remaining terms, conditions or provisions hereof shall remain in full force and effect. The failure or delay of either Party to enforce at any time any provision of this Agreement shall not constitute a waiver of such Party's right thereafter to enforce each and every provision of this Agreement.

         f. Limitation of Liability. This provision shall survive the failure of exclusive remedy.



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         g.       Changes. QIWTI reserves the right to make changes from time to time in the Scope of Work of this Agreement or the manner of its performance in QIWTI's sole discretion. No change shall be made by Independent Contractor in the work or the time or the manner of its performance, without prior written instructions by the QIWTI Subcontracts Manager in writing specifying the changes in the Scope of Work, plans, specifications, procedures, performance period, sequence or other requirements of this Agreement and specifying whether there is to be an adjustment in the compensation or time for performance and how any such adjustment shall be determined.

                  An equitable adjustment will be made in the compensation or time of performance, or both, if the changes ordered by QIWTI substantially increases or decreases the cost to Independent Contractor of the work to be performed. The method of determining the equitable adjustment shall be based upon Independent Contractor's proposal and by mutual agreement of the Parties hereto. In the event Independent Contractor contends that QIWTI has taken action which constitutes a change in the Work or in the manner of its performance or there is a change in conditions and Independent Contractor contends that they are entitled to an adjustment in compensation or in the time of performance, Independent Contractor shall submit a change proposal claim with sufficient information for QIWTI to determine the merits of the claim within thirty (30) days of notification to QIWTI of their claim for consideration. The Parties agree to perform best efforts to settle any such claim within a reasonable period of time.

         h. Records and Right to Audit. Independent Contractor shall keep and maintain accurate and complete records concerning personnel assigned to this Agreement for five (5) years after termination/expiration of this Agreement, and shall furnish to QIWTI such information concerning the work records, hours of Service, performance and other information with respect to personnel. Independent Contractor shall provide copies of any such records or documentation it has in its possession which QIWTI may reasonably require.

         i. Limited Exclusivity. This Agreement is entered into by QIWTI for the exclusive purpose of obtaining Services as described hereunder and shall not be used or disclosed by Independent Contractor for any other purpose.

         j. Authority. Independent Contractor and QIWTI warrants and represents it has full power and authority to enter into and perform this Agreement,



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         h.       Records and Right to Audit. Independent Contractor shall keep and maintain accurate and complete records concerning personnel assigned to this Agreement for five (5) years after termination/expiration of this Agreement, and shall furnish to QIWTI such information concerning the work records, hours of Service, performance and other information with respect to personnel. Independent Contractor shall provide copies of any such records or documentation it has in its possession which QIWTI may reasonably require.

         i. Limited Exclusivity. This Agreement is entered into by QIWTI for the exclusive purpose of obtaining Services as described hereunder and shall not be used or disclosed by Contractor for any other purpose.

         j. Authority. Independent Contractor and QIWTI warrants and represents it has full power and authority to enter into and perform this Agreement, and the person signing this Agreement has been properly authorized to enter into this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

QIWTI Incorporated                        INDEPENDENT CONTRACTOR

By: /s/ [signature is illegible]          By:
   ----------------------------------         ---------------------------------


                                               /s/ Ed Daley
-------------------------------------         ---------------------------------
                                                   Ed Daley

Title:       EVP & CFO                    Title:           CFO
-------------------------------------           -------------------------------


Date:          6/9/99                     Date:          5/26/99
     --------------------------------          --------------------------------



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                   VENDOR/INDEPENDENT CONTRACTOR INFORMATION

For Tax Purposes:

Vendor/Independent Contractor Name:      SPACE SYSTEMS INTERNATIONAL CORPORATION

Corporation:           YES

Tax ID Number:         911898116

Social Security Number:








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                                    Exhibit A

                         Independent Contractor Services
                                Statement of Work

The Services shall be provided by Kseniya Kochemasova, (SSI) or a designated alternate upon written approval by QIWTI's Subcontracts Manager, under the guidance of Mr. George Melious (for QIWTI).

Logistics Management Services may include but are not limited to:

o Translation of Commercial Invoice generated by QIWTI into Cyrillic and a determination of which items require a license to be imported into Russia.

o Commercial Invoice is returned to QIWTI with the above information within three (3) business days after receipt by Independent Contractor.

o Independent Contractor acts as QIWTI's consignee in Russia.

o Consignee and freight forwarder work together to clear freight through customs.

o Assist in posting temporary importation bonds with freight forwarder.

o Consignee delivers freight to QIWTI jobsite.

o The reverse of the above process for export of the equipment back to the United States will be required.

Communications: Independent Contractor shall be available to exchange information to QIWTI and for telephone conferences during the entire workweek, and non-working hours to the extent required by QIWTI.

In no event shall Independent Contractor make any commitments or otherwise incur any obligations for or on behalf of QIWTI to any third party during performance of these Services.

QIWTI will provide office space in QUALCOMM's Moscow office for Ms. Kochemasova.




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                                    Exhibit B

                         COMPENSATION AND REIMBURSEMENT

QIWTI agrees to retain the services of the Independent Contractor at an hourly rate of $36.00. The Independent Contractor shall provide up to twenty (20) hours of services per week. Any hours to be worked over twenty (20) per week where the Independent Contractor expects compensation will require prior written authorization from QIWTI's Subcontracts Manager.

QIWTI will pay to Independent Contractor the applicable hourly rate specified above for each hour of labor expended in performing the Services under the Agreement. The above specified hourly rate is all inclusive and includes, but is not limited to, labor, supervision, office space, foreign and domestic taxes, VAT, fees, duties, applicable laws, overhead, general and administrative costs, profit and all items associated with payment to Independent Contractor under the Agreement. All rates are in U.S. Dollars ($).

The contract not-to-exceed amount is calculated as follows:

         o Labor cost for 1 year: 1040 hrs x $36.00/hr.    =     $37,440.00

QIWTI will reimburse Independent Contractor for reasonable and necessary out of pocket expenses incurred in connection with its performance of the Services, authorized in advance by QIWTI Subcontracts Manager and supported by reasonably detailed documentation. All such out of pocket expenses shall be itemized on each invoice submitted to QIWTI and shall be accompanied by the appropriate supporting documentation. The following costs shall not be charged to QIWTI: (a) transportation costs of travel to and from QIWTI's offices, (b) local telephone service and calls; And (c) office staff and supplies used in the normal course of performing the Services.

To support payment for the Services, each invoice submitted therefor shall include 1) a summary of work performed and 2) certification by Independent Contractor stating that the number of hours set forth therein was the actual number of hours worked by Independent Contractor during the period for which the invoice is submitted and that all out of pocket expenses for which reimbursement is requested were properly incurred in the performance of the Services.

In no event shall the total payments made under this Agreement exceed the maximum amount specified in Section 2(a) of the Agreement without execution of a written amendment to this Agreement by duly authorized representatives of QIWTI and Independent Contractor.

                                   Exhibit "C"

                             Insurance Requirements

While Independent Contractor is performing work pursuant to this Agreement, Independent Contractor shall maintain the following insurance coverage:


COVERAGE TYPE                                             LIMIT OF LIABILITY                                LIMIT
-------------                                             ------------------                                -----
1) COMMERCIAL GENERAL                                     Per Occurrence and in the Aggregate            $ 2,000,000
LIABILITY
    o Should be in Occurrence Format                      Includes following coverage:
                                                          Blanket Contractual Liability
                                                          Products/Completed Operations
                                                          Premises/Operations
                                                          Personal/Bodily/Advertising Injury
                                                          Broad Form Property Damage

2) WORKERS' COMPENSATION                                  Employers Liability                            $ 1,000,000

    o Required by law for all employers with more         Workers' Compensation                           Statutory
      than one (1) employee.

    o Shall be in accordance with the provisions of the applicable worker's compensation law or similar law of each state or other political subdivision with jurisdiction applicable to Independent Contractors respective personnel.

    o Shall include "All States Endorsement" and the "Voluntary Compensation Endorsement."

    o It shall be the Primary insurance and
      QIWTI's insurance shall be noncontributing with respect to persons directly engaged in the performance of services.


COVERAGE TYPE                                             LIMIT OF LIABILITY                                LIMIT
-------------                                             ------------------                                -----
6) PROFESSIONAL LIABILITY/                                Aggregate Limit                                $ 1,000,000
ERRORS & OMISSIONS                                        Each Occurrence

OTHER REQUIREMENTS:

1) ADDITIONAL COVERAGE. Independent Contractor shall maintain, all other insurance required by law or regulation in the jurisdiction where the Services are performed. Additionally, limits of liability may be increased depending upon size and scope of the Agreement. Independent Contractor shall be responsible for insurance coverage, including medical coverage, accident insurance, legal and repatriation costs, for its employees who are providing services. In addition, in the event that Independent Contractor employs the services of subcontractors, then Independent Contractor shall ensure that its subcontractors obtain and keep in effect such insurance coverage for its employees.

2) ADDITIONAL INSURED. Independent Contractor shall maintain commercial general liability, excess liability, and comprehensive automobile liability coverage as specified in this Exhibit, which includes QIWTI as an additional insured with respect to the activities of the Independent Contractor. These policies shall contain a "cross-liability" or "severability of interest" clause or endorsement. QIWTI shall not by reason of its inclusion under these policies incur liability to the insurance company for payment of premium for these policies.

3) NOTICE OF CANCELLATION: At least 30 days advance notice (10 days for non-pay Nonrenewal or material change is acceptable) in writing, to QIWTI prior to cancellation, termination, or alteration of said policies of insurance listed in this Exhibit.

4) WAIVER OF SUBROGATION. Independent Contractor and QIWTI shall waive all rights against each other and their respective directors, officers, partners, commissioners, officials, agents, subcontractors, consultants, and employees for damages covered under the insurance coverages listed in this Exhibit during and after the completion of the Services.

5) PRIMARY INSURANCE: The required insurance pursuant to this Agreement and the fidelity bond are to be primary. Any insurance or self-insurance maintained by QIWTI shall be excess of the Independent Contractor's insurance and thus shall not contribute to it.

6) USE OF SUBCONTRACTORS - Independent Contractor shall include all subcontractors, who are utilized for the Services specified in this Agreement, as additional insureds under its policies or shall furnish separate certificate of insurance(s) and/or endorsements for each subcontractor. All insurance policies for the Independent Contractor's subcontractors shall be subject to all of the insurance requirements stated herein.

                              AMENDMENT NO. ONE (1)

                        INDEPENDENT CONTRACTOR AGREEMENT

This Amendment to the Independent Contractor Agreement (the "Amendment") is entered into as of May 6, 1999 (the "Effective Date") by and between QUALCOMM Global Services, Inc., a California corporation, with a place of business at San Diego, California (hereinafter "QUALCOMM") and Space Systems International Corporation, a Delaware corporation with a place of business at 11440 W. Bernardo Court, Suite 300, San Diego, California 92127-9788 (hereinafter "Independent Contractor"), amends certain provisions of the Independent Contractor Agreement (the "Agreement") dated January 5, 1999 with regard to the following facts:

A. Independent Contractor and QUALCOMM have begun performance under the Agreement and its Exhibits.

B. QUALCOMM Incorporated has sold, assigned, transferred, conveyed and set over to QUALCOMM Global Services, Inc. all of QUALCOMM Incorporated's right, title and interest in and to, and QUALCOMM Global Services, Inc. assumes all of QUALCOMM Incorporated's obligations under the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, QUALCOMM and Independent Contractor agree as follows:

1. QUALCOMM Global Services, Inc. shall assume the rights and obligations currently under QUALCOMM Incorporated. Where "QUALCOMM" had previously been designated in the Agreement to mean QUALCOMM, Incorporated, shall, now be designated to mean QUALCOMM Global Services, Inc.

All other terms and conditions of the Agreement which are not expressly modified or amended by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

QUALCOMM GLOBAL SERVICES, INC.           SPACE SYSTEMS INTERNATIONAL CORPORATION

By: /s/ M. Terrell Colvin                By: /s/ Ed Daley
------------------------------           ---------------------------------------

Name: M. Terrell Colvin                  Name: Ed Daley
------------------------------           ---------------------------------------

Title: Subcontractors Manager            Title: Chief Financial Officer
------------------------------           ---------------------------------------

                              AMENDMENT NO. TWO (2)

                        INDEPENDENT CONTRACTOR AGREEMENT

This Amendment to the Independent Contractor Agreement (the "Amendment") is entered into as of May 7, 1999 between QUALCOMM Global Services, Inc., a California corporation with a place of business at San Diego, California (hereinafter "QUALCOMM"), and Space Systems International Corporation, a Delaware corporation, with a place of business at 11440 W. Bernardo Court, Suite 300, San Diego, California 92127-9788 (hereinafter "Independent Contractor"), amends certain provisions of the Independent Contractor (the "Agreement") dated January 5, 1999 with regard to the following facts:

1.  Section 2. Compensation, a. Payment, is modified to read:
    a. PAYMENT. QUALCOMM shall compensate Independent Contractor for the Services in accordance with Exhibit B. All pricing items are "Not-To-Exceed" in value. Independent Contractor must advise QUALCOMM's Subcontracts Manager upon reaching seventy-five percent (75%) expenditure. Should Independent Contractor exceed the Not-To-Exceed value, such costs will be borne at Independent Contractor's sole expense.

2.  Section 5. Term, is modified as follows

    a. Delete the title "Term" and substitute "Term and Termination" in lieu thereof.
    b. Designate the first paragraph as paragraph "a. Term".
    c. Add paragraphs 5b. Termination for Convenience, 5c. Termination for Default, 5d. Rights Upon Termination and 5e. Stop Work Order as follows:

       5b. TERMINATION FOR CONVENIENCE. QUALCOMM may terminate this Agreement or any portion of this Agreement at any time, effective upon delivery of written notice thereof (the "Termination Notice") to Independent Contractor. Upon any such termination QUALCOMM's sole and exclusive liability to Independent Contractor shall be to pay to Independent Contractor the prices specified in this Agreement for any Services which have been performed for QUALCOMM, to the extent not previously paid. Any request by Independent Contractor for termination charges shall be deemed waived if not asserted within twenty (20) business days after the date of the Termination Notice.

       5c. TERMINATION FOR DEFAULT. QUALCOMM may terminate this Agreement or any portion of this Agreement immediately upon written notice to Independent Contractor, if Independent Contractor: (i) fails to make adequate progress to complete the Services required in accordance with Exhibit A or does not complete the Services in accordance with the documentation applicable to such Services, (ii) fails to act promptly upon receipt of QUALCOMM's request for Services, (iii)

                                                                 AMENDMENT NO. 2

                                                                    P.O. J800013
       fails to utilize QUALCOMM approved personnel. Independent Contractor or QUALCOMM may terminate this Agreement upon written notice to the other party if (a) the other party files or has filed against it any proceeding in bankruptcy or insolvency, (b) makes a general assignment for the benefit of creditors, or (c) otherwise fails to comply in any other respect, other than (i)-(iii), with the terms and conditions of this Agreement within thirty (30) days after the date of written notice of such non-compliance.

       5d. RIGHTS UPON TERMINATION. Any and all Services to be performed pursuant to this Agreement shall cease immediately upon any expiration or termination of this Agreement. Independent Contractor shall mitigate its damages upon receipt of any termination notice. QUALCOMM shall be liable to independent Contractor for equitable and mutually agreeable compensation for Independent Contractor's direct and indirect cost of labor, materials and expenses which Independent Contractor shall not have been able to reasonably mitigate. Upon any such expiration or termination of this Agreement, Supplier shall immediately deliver to QUALCOMM all Deliverables as described in the SOW in whatever their current state of production. In addition, upon termination or expiration, Independent Contractor shall return to QUALCOMM, or destroy and provide written certification of its destruction to QUALCOMM, all proprietary and confidential information received from QUALCOMM.

       5e. STOP WORK ORDER. QUALCOMM shall have the right, at any time during the performance of Services to direct Independent Contractor, in writing, to temporarily stop all or portions of the Services covered by this Agreement (such direction is referred to herein as a "Stop Work Order"). Upon receipt of any Stop Work Order Independent Contractor will immediately stop all activities to the extent specified in the Stop Work Order and will take all reasonable steps to minimize the occurrence of costs allocable to the Services covered by the Stop Work Order. If QUALCOMM exercises this right, the length of a Stop Work Order shall be for a maximum duration of twenty-six (26) weeks (the "Stop Work Period"). Prior to the conclusion of the Stop Work Period, QUALCOMM may either (1) direct Independent Contractor to resume all or part of the Services to which the Stop Work Order applied or (2) terminate the whole Agreement, or the portion of the Services to which the Stop Work Order applied pursuant to Termination for Convenience, or (3) request Independent Contractor to accept a further delay in the performance of the Services to which the Stop Work Order applied. In the event of a Stop Work Order, QUALCOMM shall be liable to Independent Contractor for equitable and mutually agreeable compensation for independent Contractor's direct and indirect cost of labor, materials and expenses which Independent Contractor shall not have been able to reasonably mitigate. QUALCOMM shall have the right to direct Independent Contractor to resume Services at any time during the Stop Work Period. In the event QUALCOMM

                                                                 AMENDMENT NO. 2

                                                                    P.O. J800013
       orders Independent Contractor, in writing, to resume Services, Independent Contractor shall receive an equitable adjustment in the price, delivery schedule and other affected provisions of this Agreement.

3.  Add Section 14.h, Responsibility for QUALCOMM Equipment as follows:

    h. RESPONSIBILITY FOR QUALCOMM EQUIPMENT. All property and equipment, including software, which is furnished to Independent Contractor by QUALCOMM for performance of Services under this Agreement shall be and remain the property of QUALCOMM, and title to such property shall not be affected by incorporation or attachment to any other property. All property and equipment furnished or consigned to Independent Contractor by QUALCOMM under this Agreement, shall be kept and maintained in first class condition and replaced to the extent necessary for performance under this Agreement. Such property shall be used by Independent Contractor only in the performance of this Agreement or as may otherwise be authorized in writing by QUALCOMM, and shall remain the property of QUALCOMM. When instructed by instructed by QUALCOMM, Independent Contractor shall hand deliver the property covered by this Section to QUALCOMM, at the completion or termination of this Agreement, or shall make such other disposition F.O.B. destination as QUALCOMM may direct. Independent Contractor shall bear the risk of loss or destruction of and damage to property covered by this Section until delivered or returned to QUALCOMM. Independent Contractor shall deliver or return such property in the same condition as when manufactured, acquired or received, except for reasonable wear for utilization thereof in accordance with the terms of this Agreement.

4.  Modify Exhibit A, Independent Contractor Services of Work as attached.

5.  Modify Exhibit B, Compensation and Reimbursement as attached.

All other terms and conditions of the Agreement which are not expressly modified or amended by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

QUALCOMM GLOBAL SERVICES                 SPACE SYSTEMS INTERNATIONAL CORPORATION


By: /s/ M. Terrell Colvin                By: /s/ Ed Daley
------------------------------------     ---------------------------------------


Name: M. Terrell Colvin                  Name: Ed Daley
------------------------------------     ---------------------------------------


Title: Subcontractors Manager            Title: Chief Financial Officer
------------------------------------     ---------------------------------------

                                                                 AMENDMENT NO. 2

                                                                    P.O. J800013

                                   Exhibit A

                        INDEPENDENT CONTRACTOR SERVICES
                               STATEMENT OF WORK



Les Bender, John Castro or their appointee of QUALCOMM will be Independent Contractor's Point of Contact (POC) and will provide all technical direction under the Agreement. Best commercial practices will be used.

Such tasks may include but are not limited to:

1.0 Independent Contractor shall provide Management and System Integration services for the deployment of QUALCOMM's wireless infrastructure products. These services include but not limited to:

         1.1 Coordinate with the Business Development and Project Management Departments to generate project plans, schedules and cost estimates for assigned markets.

         1.2 Perform and lead system level network design activities and complete product questionnaires for the purpose of configuring QUALCOMM's wireless infrastructure for assigned markets.

         1.3 Manage deployment teams in San Diego and at QUALCOMM's customer/partner locations as directed by the POC.

         1.4 Coordinate with logistics teams for the delivery of equipment and documentation as specified by the POC.

         1.5 Travel to customer/partner locations as agreed to with the POC.

         1.6      RF Network Planning and System Design.

         1.7      Network hardware installation.

         1.8      Hardware/software commissioning.

         1.9 Acceptance testing and commercial launch of deployed networks.

         1.10     Network operations and maintenance support.

         1.11     Hotline support and technical interface to San Diego.

         1.12     Deployment coordination and customer interface.

2.0 Communications: Independent Contractor shall be available for discussions and meetings at QUALCOMM's principle place of work as required. Independent Contractor shall be available to exchange information and for telephone conferences during the entire workweek if not physically at QUALCOMM facilities.

3.0 Deliverables: Independent Contractor shall generate documents as required by the POC. The documents shall be informally submitted and include but not limited to:

         3.1      Project Plans

         3.2      Project Schedules

         3.3      Manpower estimates and project loading

         3.4      BSC and BTS configuration questionnaires

         3.5      Letters to customers/partners

         3.6 A report submitted with the invoice summarizing activities performed during the previous month

                                   EXHIBIT B

                         COMPENSATION AND REIMBURSEMENT



Independent Contractor will provide personnel to support the project, upon prior written approval from QUALCOMM, in accordance with the following personnel categories and rates. Independent Contractor personnel will support the project as necessary and not less than 40 hours of Services per week, with the exception that driver and translator personnel are on an "as require" basis only. All rates are all inclusive and include, but are not limited to, labor supervision, office space, foreign and domestic taxes, fees, duties, applicable laws, overhead, general and administrative costs, profit and all items associated with payment to Independent Contractor under the Agreement. All rates are in U.S. dollars ($).

1.       PROJECT MANAGER:

Labor cost for 1 year: 2080 hrs x $75.00/hr.       =  $156,000.00
Travel Expenses:       6 trips  x $10,000.00/trip  =  $ 60,000.00
-------------------------------------------------------------------------------
     TOTAL NOT-TO-EXCEED                              $216,000.00



2.       RUSSIAN LABOR:

Category                                  Hourly Rate              Weekly Rate
-------------------------------------------------------------------------------
Lead Field Engineer-LFE                   $72.18                    $   2887.20
Site Manager-SM1                          $59.54                    $   2381.60
Site Manager-SM2                          $30.70                    $   1228.00
Network Planner-NP                        $36.10                    $   1444.60
Field Engineer 1-FE1                      $50.04                    $   2001.60
Field Engineer 2-FE2                      $30.93                    $   1237.20
Driver w/Foreign Car-DRF*                 $19.04                    $    761.60
Driver w/Russian Car-DRR*                 $16.99                    $    679.60
Translator-TR*                            $ 8.58                    $    343.20
-------------------------------------------------------------------------------
         TOTAL NOT-TO-EXCEED                                        $900,000.00
                                                                    ===========

(Weekly Rates shall apply with the exception of *Category Personnel)

3.       EXPENSES:

         o Prior written approve from QUALCOMM is mandatory for all travel or other expenses required in performance of Services by Independent Contractor personnel. Travel and associated expenses are only applicable for Independent Contractor personnel traveling outside of Contractor personnel's assigned location. Should prior written approval not be obtained, such cost may be borne by Independent Contractor. Travel expenses will be reimbursed to Independent Contractor at actual costs. Expenses must be confirmed by original receipts, or legible copies, attached to each invoice.

         o Lodging will be reimbursed to Independent Contractor at actual costs not to exceed the US State Department Lodging Rate schedule for the month and city in which the expense occurs. Expenses must be confirmed by original receipts, or legible copies, attached to each invoice.

         o Meals and Incidental Expenses (M&IEs) will be reimbursed to Independent Contractor at actual costs not to exceed the US State Department M&IEs Rate for the month and city in which the expense occurs. Expenses must be confirmed by original receipts, or legible copies, attached to each invoice.

         o Expenses, incurred other than in U.S. Dollars ($) will be converted to US dollars ($) at the exchange rate in effect on the date of each invoice period incurring such expense. The exchange rate used will be the published rate of Citibank.

[ERICSSON LOGO] 6455 Lusk Boulevard                  Purchase Order #    J800042
                San Diego, CA 92121  PURCHASE ORDER  Ver.      1    P.      2


------------------------------------------------------------------------------------------------------------------------------------
LINE        MPN       MFR NAME                MFR FSCM          ACCT    RESALE
ITEM    ------------------------------------------------------------------------     ORDER       U/M      UNIT PRICE    TOTAL PRICE
NO.     EWC MCN/LBL              DESCRIPTION                    JOB      TAX          QTY      DELIVERY   SHIP METHOD  FREIGHT TERMS
------------------------------------------------------------------------------------------------------------------------------------


        TECHNICAL DIRECTION FROM ERICSSON SHALL BE PROVIDED BY ERICCON'S PROJECT
        MANAGER LESTER BENDER. ALL CONTRACTUAL MATTERS MUST BE DIRECTED TO
        ERICSSON'S SUBCONTRACTS MANAGER, TC COLVIN.

                                                                52203   Yes         99,100     EACH        $  1.0000    $  99,100.0
1                     DEPLOYMENT SERVICES CIS REGION            61060   No                     06-04-99

                                                                52203   Yes         44,290     EACH        $  1.0000    $  44,290.0
2                     (NON-LOCAL) TRAVEL EXPENSES IN SUPPORT
                      OF SERVICES                               61060   No                     06-04-99

                                                                52203   Yes        806,944     EACH        $  1.0000    $ 806,984.1
3                     DEPLOYMENT SERVICES PERSONNEL IN RUSSIA   61060   No                     06-04-99

                                                                                                           Total Cost:  $ 950,331.1

                      /s/ [ILLEGIBLE]
                      -------------------------------
                      Subcontracts Manager

                      /s/ [ILLEGIBLE]
                      -------------------------------
                      SSI, Vice President








------------------------------------------------------------------------------------------------------------------------------------
ALL DELIVERIES AND PERFORMANCE UNDER THIS PURCHASE ORDER SHALL BE GOVERNED BY ERICSSON WIRELESS COMMUNICATIONS STANDARD PURCHASE
ORDER TERMS AND CONDITIONS AND PURCHASE ORDER QUALITY ASSURANCE REQUIREMENTS (DWG. NO. 80-3530) ATTACHED AND INCORPORATED HEREIN BY
REFERENCE.
------------------------------------------------------------------------------------------------------------------------------------

[ERICSSON LOGO] 6455 Lusk Boulevard                  Purchase Order #    J800042
                San Diego, CA 92121  PURCHASE ORDER  Ver.      1    P.      1



                                                                             SHIP TO:
                                                                                ERICSSON WIRELESS COMMUNICATIONS INC.
                                         ORDER DATE:    06-11-99                6455 LUSK BLVD.
                                         VERSION DATE:  06-11-99                SAN DIEGO, CA 92121-2779
SUPPLIER:               ID: 227690       CONTACT:       JOHN PAPAZIAN
  SPACE SYSTEMS INTERNATIONAL CORP.      TERMS:         0.00-15 NET 15
  11440 W. BERNARDO COURT SUITE 300      FOB:           FOB ERICSSON
  SAN DIEGO, CAL 92127-1644              CARRIER:       UPS                  ATTN:          RECEIVING
                                         METHOD:
ATTN: JOHN PAPAZIAN                      FREIGHT TERMS:
                                         BUYER:         COLVIN, M. TERRELL   BILL TO:
COMMENTS:                                                                       ERICSSON WIRELESS COMMUNICATIONS INC.
                                                                                ATTN: ACCOUNTS PAYABLE
                                                                                749 EAST CAMPBELL RD.
                                                                                RICHARDSON, TX 75081

                                                                             ATTN: ACCOUNTS PAYABLE


------------------------------------------------------------------------------------------------------------------------------------
LINE        MPN       MFR NAME                MFR FSCM          ACCT    RESALE
ITEM    ------------------------------------------------------------------------     ORDER       U/M      UNIT PRICE    TOTAL PRICE
NO.     EWC MCN/LBL              DESCRIPTION                    JOB      TAX          QTY      DELIVERY   SHIP METHOD  FREIGHT TERMS
------------------------------------------------------------------------------------------------------------------------------------


        THIS COPY CONFIRMS A PRIOR VERBAL AWARD. DO NOT
        DUPLICATE

        YOU MUST HAVE CURRENT (WITHIN 6 MONTHS)
        CERTIFICATES OR ORIGIN ON FILE WITH ERICSSON
        FOR ALL PRODUCTION MATERIAL ON THIS PO. SEND
        WITH SHIPMENT OR CALL ERICCSON EXPORT
        COMPLIANCE AT 619.655.3441

        ELECTRONIC SUBMISSION OF THIS PURCHASE ORDER
        CONSTITUTES ERICSSON'S OFFER TO PURCHASE
        GOODS AND/OR SERVICES FROM SUPPLIER BASED ON
        THE ERICSSON STANDARD PURCHASE ORDER TERMS AND
        CONDITIONS. BY PERFORMANCE AGAINST THIS
        PURCHASE ORDER, SUPPLIER ACKNOWLEDGES THAT
        ERICSSON STANDARD PURCHASE ORDER TERMS AND
        CONDITIONS SHALL GOVERN THIS TRANSACTION. IN
        THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND
        CONDITIONS CONTAINED IN THE DOCUMENTS GOVERNING
        THIS TRANSACTION, THE FOLLOWING ORDER OF
        PRECEDENCE SHALL APPLY:

        A MASTER AGREEMENT SIGNED BY BOTH ERICSSON AND
          SUPPLIER.
        ERICSSON'S STANDARD TERMS AND CONDITIONS.
        THE QUALITY ASSURANCE REQUIREMENTS CONTAINED IN
          DWG. NO. 80-3530.
        THE SPECIFICATION FOR THE PART BEING PURCHASED.

        THIS PURCHASE ORDER REPLACES P.O. J800032 IN ITS
        ENTIRETY. LINE ITEM VALUES HAVE BEEN MODIFIED TO
        REFLECT THE BALANCE OF FUNDING.

        P.O. LINE ITEMS ARE "NOT-TO-EXCEED" IN VALUE.
        SPACE SYSTEMS MUST ADVISE ERICSSON'S SUBCONTRACTS
        MANAGER (TC COLVIN) UPON REACHING THE 75%
        EXPENDITURE FOR EACH LINE ITEM. SHOULD SPACE
        SYSTEMS EXCEED THE "NOT-TO-EXCEED" VALUES, SUCH
        COSTS WILL BE BORNE AT SPACE SYSTEMS' SOLE
        EXPENSE.

        ALL TERMS AND CONDITIONS OF THE INDEPENDENT
        CONTRACTOR AGREEMENT DATED 1/5/99 ARE INCORPORATED
        BY REFERENCE HEREIN.






------------------------------------------------------------------------------------------------------------------------------------
ALL DELIVERIES AND PERFORMANCE UNDER THIS PURCHASE ORDER SHALL BE GOVERNED BY ERICSSON WIRELESS COMMUNICATIONS STANDARD PURCHASE
ORDER TERMS AND CONDITIONS AND PURCHASE ORDER QUALITY ASSURANCE REQUIREMENTS (DWG. NO. 80-3530) ATTACHED AND INCORPORATED HEREIN BY
REFERENCE.
------------------------------------------------------------------------------------------------------------------------------------

[QUALCOMM LOGO] 6455 Lusk Boulevard                  Purchase Order #     J80001
                San Diego, CA 92121  PURCHASE ORDER  Ver.      2    I.      20F
                (819) 587-1121


------------------------------------------------------------------------------------------------------------------------------------
LINE        MPN       MFR NAME                MFR FSCM          ACCT    RESALE
ITEM    ------------------------------------------------------------------------     ORDER       U/M      UNIT PRICE    TOTAL PRICE
NO.     OGS MCN/LBL              DESCRIPTION                    JOB      TAX          QTY      DELIVERY   SHIP METHOD  FREIGHT TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                52203   Yes         160,000    EACH        $  1.0000   $  160,000.0
1                     DEPLOYMENT SERVICES CIS REGION            61060   No                     01-15-99

                                                                52203   Yes          60,000    EACH        $  1.0000   $   60,000.0
2                     (NON-LOCAL) TRAVEL EXPENSES IN SUPPORT
                      OF SERVICES                               61060   No                     01-15-99

                                                                52203   Yes         900,000    EACH        $  1.0000   $  900,000.0
3                     DEPLOYMENT SERVICES PERSONNEL IN RUSSIA   61060   No                     05-06-99

                                                                                                           Total Cost: $1,120,000.0

                      /s/ [ILLEGIBLE]
                      -------------------------------







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        ALL DELIVERIES AND PERFORMANCE UNDER THIS PURCHASE ORDER SHALL BE GOVERNED BY QUALCOMM GLOBAL SERVICES STANDARD
                 PURCHASE ORDER TERMS AND CONDITIONS (FORM 76-34902-4) AND PURCHASE ORDER QUALITY ASSURANCE
                     REQUIREMENTS (DWG. NO. 80-3530) ATTACHED AND INCORPORATED HEREIN BY REFERENCE.
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